Metropolitan West Funds
Summary Prospectus

MetWest Strategic Income Fund

I Share Class – MWSIX

M Share Class – MWSTX

July 29, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.mwamllc.com/literature.php. You can also get this information at no cost by calling 800 241 4671 or by sending an email request to metwestclientservices@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated July 29, 2013, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MW-SI_0713

INVESTMENT OBJECTIVE

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class M	Class I
Shareholder Fees

(Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	1.77%	1.77%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.14%	0.14%

Total Annual Fund Operating Expenses	2.16%	1.91%

1 The management fee paid to the Adviser for providing services to the Fund consists of a basic fee at an annual rate of 1.20% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.70% (applied to the average net assets for the rolling 12-month performance period), resulting in a total minimum fee of 0.50% and a total maximum fee of 1.90%. The average monthly management fee for the period from April 1, 2012 through March 31, 2013 was 1.77% (annual rate) based on average net assets for the year ended March 31, 2013.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$219	$676	$1,159	$2,493
Class I	$194	$600	$1,032	$2,233

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by using techniques intended to provide absolute (positive) returns in all markets and employs a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations.

The major strategies employed by the Adviser include relative value/arbitrage strategies (capital structure arbitrage, commodities/futures arbitrage, convertible arbitrage, and interest rate arbitrage), trading/market timing strategies (interest rate timing, yield curve relationship and arbitrage and sector and issue allocations), income strategies, high yield investment strategies, long-short or market-neutral equity strategies and event driven and special situation strategies.

To implement some or all of these strategies, the Fund’s portfolio typically includes corporate bonds, mezzanine investments, collateralized bond obligations, collateralized debt obligations, collateralized loan obligations, swaps and other derivatives (futures, options and credit default swaps), currency futures and options, bank loans, preferred stock, common stock, warrants, convertible bonds, municipal securities, asset-backed securities and, derivatives (including those involving net interest margins, “NIMs”), mortgage-backed securities, foreign securities, U.S. Treasuries and agency securities, cash and cash equivalents, private placements, defaulted debt securities, restricted securities and unrated securities. Many of these investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the average dollar-weighted credit quality of the Fund’s long-term debt investments will be securities that are recognized as investment grade securities or are unrated and determined to be of similar quality. The Fund may invest up to 50% of its assets in debt securities rated below investment grade.

The Fund invests in the U.S. and abroad, including emerging markets. Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques.

PRINCIPAL RISKS

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

Market Risk. The risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

Summary Prospectus

Interest Rate Risk. The risk that debt securities will decline in value because of changes in interest rates.

Issuer/Credit Risk. The Adviser expects to invest in high yield securities, which are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Derivatives and Swaps Risks. The risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested. Swaps also involve the risks that the counterparty may default and the potential lack of liquidity.

Leverage Risk. The risk that leverage may result from certain transactions, including the use of derivatives, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Liquidity Risk. The risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

Foreign Securities Risk. The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets. Investments by the Fund in currencies other than U.S. dollars may decline in value against the U.S. dollar if not properly hedged.

Securities Selection Risk. The risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Portfolio Management Risk. The risk that an investment strategy may fail to produce the intended results.

Prepayment Risk of Asset-Backed and Mortgage-Backed Securities. The risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

Extension Risk of Asset-Backed and Mortgage-Backed Securities. The risk that in times of rising interest rates prepayments will slow causing securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

Asset-Backed Securities Investment Risk. The risk that the impairment of the value of the collateral underlying the security such as non-payment of loans, will result in a reduction in the value of the security.

Short Sales Risk. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other mutual funds.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares and Class I shares of the Fund are June 30, 2003 and March 31, 2004, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.mwamllc.com or by calling (800) 241-4671.

STRATEGIC INCOME FUND – CLASS M SHARES

ANNUAL TOTAL RETURNS

FOR YEARS ENDED 12/31

Year-To-Date Total Return of Class M Shares

as of June 30, 2013: 1.94%

Highest Performance
Quarter	16.40%	(quarter ended September 30, 2009)
Lowest Performance
Quarter	-16.56%	(quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2012)

Strategic Income Fund	1 Year	5 Years	Since Inception

Class M Return Before Taxes	12.46%	5.03%	5.15%

Class M Return After Taxes on Distributions	10.23%	1.84%	2.61%

Class M Return After Taxes on Distributions and Sale of Fund Shares	8.01%	2.26%	2.85%

Class I Return Before Taxes	12.60%	5.26%	4.05%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index +2%	2.12%	2.54%	3.86%

(Reflects no deduction for fees, expenses or taxes; inception calculated from June 30, 2003)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

INVESTMENT ADVISER

Metropolitan West Asset Management, LLC.

PORTFOLIO MANAGERS

Tad Rivelle – Founding Partner, Chief Investment Officer and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Steve Kane – CFA, Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Laird Landmann – Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor.

PURCHASE MINIMUMS FOR EACH SHARE CLASS

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment

Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I
Regular Accounts	$3,000,000	$50,000

TAX INFORMATION

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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